UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2020

IGM Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39045	77-0349194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 965-7873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2020, IGM Biosciences, Inc. (the “Company”) entered into a registration rights agreement with each of Haldor Topsøe Holding A/S; Baker Brothers Life Sciences, L.P. and 667, L.P.; and Redmile Biopharma Investments II, L.P., RAF, L.P. and Redmile Strategic Master Fund, LP (together with certain of their affiliates, the “Holders”) (each such agreement, a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”), pursuant to which the Holders were granted certain registration rights, including the right to demand that the Company file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-3 covering the registration of common stock held by the Holders for resale, as well as certain rights related to underwritten offerings and block trades, subject to certain limitations. The Registration Rights Agreements require the Company to pay expenses relating to certain registrations and underwritings and indemnify the Holders against certain liabilities. The Company’s obligations under the Registration Rights Agreements will remain in effect until the earliest of (i) ten years after the dates of the Registration Rights Agreements; (ii) when the applicable registrable securities have been resold by the Holders pursuant to an effective registration statement; or (iii) when the applicable registrable securities have been resold pursuant to Rule 144 (or other similar rule). The Registration Rights Agreements are being entered into pursuant to the terms of the Company’s Amended and Restated Investor Rights Agreement, by and among the Company, the Holders and certain securityholders, dated as of June 28, 2019.

The foregoing description of the material terms of the Registration Rights Agreements is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

The Company is providing updated risk factors attached hereto as Exhibit 99.1, which risk factors are incorporated herein by reference.

The Company is filing the business update attached hereto as Exhibit 99.2, which business update is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Registration Rights Agreement, by and between the Registrant and certain securityholders.

99.1	Updated risk factors.

99.2	Corporate presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

By:	/s/ Misbah Tahir
Misbah Tahir
Chief Financial Officer

Date: December 7, 2020